UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☒

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AMG FUNDS I

(Name of Registrant as Specified In Its Charter)

FRIESS ASSOCIATES, LLC 401(k) RETIREMENT PLAN

FRIESS ASSOCIATES, LLC

JOSEPH FIELDS

SCOTT GATES

DAVID MARKY

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED APRIL 22, 2021

FRIESS ASSOCIATES, LLC 401(k) RETIREMENT PLAN

[•], 2021

Dear Fellow Shareholders:

This proxy statement is being provided by Friess Associates, LLC 401(k) Retirement Plan, formerly known as the Friess Associates, LLC Money Purchase Pension Plan (the “Friess Plan”), Friess Associates, LLC, a Delaware limited liability company (“Friess Associates”), and the board of managers of the Friess Plan, which acts as the trustee for the Friess Plan and is comprised of Joseph Fields, Scott Gates and David Marky. The Friess Plan, Friess Associates and Messrs. Fields, Gates and Marky, in their capacity as members of the board of managers of Friess Associates, as trustee for the Friess Plan, are collectively referred to as the “Participants,” “we,” “us” or “our.”

The Participants are shareholders and beneficially own in the aggregate approximately 129,594 shares of the AMG Boston Common Global Impact Fund (formerly AMG Managers Brandywine Fund) (the “Global Impact Fund”) and approximately 46,283 shares of AMG Veritas Global Real Return Fund (formerly AMG Managers Brandywine Blue Fund) (the “Global Real Return Fund”) (each, a “Fund,” and collectively, the “Funds”), each of which is a series of AMG Funds I (“AMG Funds I” or the “Trust”).

We are providing this proxy statement to you in your capacity as a shareholder of the Global Impact Fund and/or the Global Real Return Fund, in connection with our solicitation of proxies for use at the combined special meeting of shareholders of the Funds to be held virtually by telephone only on May 18, 2021, at 3:00 p.m. Eastern Time, and at any and all adjournments, continuations or postponements thereof (the “Meeting”).

We are writing to you in connection with our opposition to the below proposals of the Board of Trustees of the Trust (the “Board”), which, among other things, seek your approval of new subadvisory agreements with affiliates of AMG Funds LLC and Affiliated Managers Group, Inc. (“AMG”). The proposals also seek your permission to make the Global Real Return Fund less diversified and, for both Funds, to allow AMG Funds LLC to take more actions with respect to future sub-advisers without future shareholder approval. The Friess Plan is concerned with the scope and effect of the Board’s decisions, which have altered the underlying investment strategies of the Funds without advance notice to the Funds’ shareholders.

The Board has called the Meeting for the shareholders to consider the following proposals (each, a “Proposal” and, collectively, the “Proposals):

Proposal 1 – If you are a shareholder of the Global Impact Fund, to approve a new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and Boston Common Asset Management, LLC (“Boston Common”) with respect to the Global Impact Fund;

Proposal 2 – If you are a shareholder of the Global Real Return Fund, to approve a new subadvisory agreement between the Investment Manager and Veritas Asset Management LLP (“Veritas”) with respect to the Global Real Return Fund;

Proposal 3 – If you are a shareholder of the Global Real Return Fund, to approve a change in the Global Real Return Fund’s sub-classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified”;

Proposal 4 – If you are a shareholder of the Global Impact Fund or the Global Real Return Fund, to approve a modified manager-of-managers structure for the applicable Fund that would permit the Investment Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis; and

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Proposal 5 – To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

WE ARE SOLICITING YOUR PROXY TO VOTE “AGAINST” THE PROPOSALS. WE STRONGLY URGE THAT YOU VOTE “AGAINST” THE PROPOSALS TO SEND AN IMPORTANT MESSAGE TO THE BOARD THAT IT IS ACCOUNTABLE TO THE SHAREHOLDERS AND MUST ACT IN THEIR BEST INTERESTS.

THIS SOLICITATION IS BEING MADE BY THE FRIESS PLAN AND NOT ON BEHALF OF THE BOARD.

Shareholders of record at the close of business on March 29, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own shares.

If you have already voted using the Funds’ proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted. Holders of Shares as of the Record Date are urged to submit a GOLD proxy card even if your Shares were sold after the Record Date.

If you have any questions or require any assistance with your vote, please contact Okapi Partners LLC, which is assisting us, at their address or phone numbers listed below. This proxy statement is first being sent or given to shareholders on or about [•], 2021.

Thank you for your support,

Friess Associates, LLC 401(k) Retirement Plan

If you have any questions, require assistance in voting your GOLD proxy card or need additional copies of the Participants’ proxy materials, please contact Okapi Partners LLC at the phone numbers listed below.

Okapi Partners LLC

1212 Avenue of the Americas

New York, New York 10036

Banks and Brokerage Firms Please Call: 212-297-0720

All Others Call Toll Free: 844-201-1170

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED APRIL 22, 2021

SPECIAL MEETING OF SHAREHOLDERS

OF

AMG FUNDS I

AMG BOSTON COMMON GLOBAL IMPACT FUND

(FORMERLY AMG MANAGERS BRANDYWINE FUND)

AMG VERITAS GLOBAL REAL RETURN FUND

(FORMERLY AMG MANAGERS BRANDYWINE BLUE FUND)

One Stamford Plaza

263 Tresser Boulevard, Suite 949

Stamford, Connecticut 06901

JOINT PROXY STATEMENT

OF

FRIESS ASSOCIATES, LLC 401(k) RETIREMENT PLAN

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

This proxy statement is being provided by Friess Associates, LLC 401(k) Retirement Plan, formerly known as the Friess Associates, LLC Money Purchase Pension Plan (the “Friess Plan”), Friess Associates, LLC, a Delaware limited liability company (“Friess Associates”), and the board of managers of the Friess Plan, which acts as the trustee for the Friess Plan and is comprised of Joseph Fields, Scott Gates and David Marky. The Friess Plan, Friess Associates and Messrs. Fields, Gates and Marky, in their capacity as members of the board of managers of Friess Associates, as trustee for the Friess Plan, are collectively referred to as the “Participants,” “we,” “us” or “our.”

The Participants are shareholders and beneficially own in the aggregate approximately 129,594 shares of the AMG Boston Common Global Impact Fund (formerly AMG Managers Brandywine Fund) (the “Global Impact Fund”) and approximately 46,283 shares of AMG Veritas Global Real Return Fund (formerly AMG Managers Brandywine Blue Fund) (the “Global Real Return Fund”) (each, a “Fund,” and collectively, the “Funds”), each of which is a series of AMG Funds I (“AMG Funds I” or the “Trust”).

We are providing this joint proxy statement to you in your capacity as a shareholder of the Global Impact Fund and/or the Global Real Return Fund, in connection with our solicitation of proxies for use at the combined special meeting of shareholders of the Funds to be held virtually by telephone on May 18, 2021, at 3:00 p.m. Eastern Time, and at any and all adjournments, continuations or postponements thereof (the “Meeting”).

We are writing to you in connection with our opposition to the below proposals of the Board of Trustees of the Trust (the “Board”), which, among other things, seek your approval of new subadvisory agreements with affiliates of AMG Funds LLC and Affiliated Managers Group, Inc. (“AMG”). The proposals also seek your permission to make the Global Real Return Fund less diversified and, for both Funds, to allow AMG Funds LLC to take more actions with respect to future sub-advisers without future shareholder approval, which will be voted on at the Meeting, as more fully described below. The Friess Plan is concerned with the scope and effect of the Board’s decisions, which have altered the underlying investment strategies of the Funds without advance notice to the Funds’ shareholders.

WE ARE SOLICITING YOUR PROXY TO VOTE “AGAINST” THE PROPOSALS. WE STRONGLY URGE THAT YOU VOTE “AGAINST” THE PROPOSALS TO SEND AN IMPORTANT MESSAGE TO THE BOARD THAT IT IS ACCOUNTABLE TO THE SHAREHOLDERS AND MUST ACT IN THEIR BEST INTERESTS.

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THIS SOLICITATION IS BEING MADE BY THE FRIESS PLAN AND NOT ON BEHALF OF THE BOARD.

The Board has set the record date for determining shareholders entitled to notice of and to vote at the Meeting as March 29, 2021 (the “Record Date”). Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting, so long as the shares remain outstanding on the date of the Meeting. At the close of business on the Record Date, there were 23,214,365.801 shares of the Global Impact Fund and 4,476,715.018 shares of the Global Real Return Fund outstanding and entitled to vote at the Meeting according to the proxy statement filed by the Funds with the Securities and Exchange Commission (the “SEC”) on April 9, 2021.

This proxy statement and GOLD proxy card are first being mailed or given to the Funds’ shareholders on or about [•], 2021.

If you have already voted using the Funds’ proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card. Only the latest validly executed proxy that you submit will be counted and any proxy may be revoked at any time prior to its exercise at the Meeting. Holders of Shares as of the Record Date are urged to submit a GOLD proxy card even if your Shares were sold after the Record Date.

For instructions on how to vote and other information about the proxy materials, see the Questions and Answers section starting on page [•].

WE URGE YOU TO PROMPTLY SIGN, DATE AND RETURN YOUR GOLD PROXY CARD.

If you have any questions or require any assistance with voting your Shares, please contact our proxy solicitor, Okapi Partners LLC: Banks and Brokerage Firms Please Call: 212-297-0720; All Others Call Toll Free: 844-201-1170.

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IMPORTANT

Your vote is important, no matter how few Shares you own. The Participants urge you to sign, date and return the enclosed GOLD proxy card today.

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If your Shares are registered in your own name, please sign and date the enclosed GOLD proxy card and return it to the Friess Associates, LLC 401(k) Retirement Plan, c/o Okapi Partners LLC, 1212 Avenue of the Americas, New York, New York 10036, in the enclosed postage-paid envelope today.

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If your Shares are held by a bank, brokerage firm, dealer, trust company or other custodian, you are considered the beneficial owner of the Shares, and these proxy materials, together with a voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other custodian how to vote on the enclosed voting instruction form. Your bank, broker, trustee or other custodian cannot vote your Shares on your behalf without your instructions.

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Depending upon your bank, broker, trustee or other custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting instruction form for instructions on how to vote electronically.

IF YOU VOTE AND RETURN BOTH OUR GOLD PROXY CARD AND THE FUNDS’ PROXY CARD, ONLY THE LATEST DATED PROXY CARD WILL BE COUNTED.

If you have any questions, require assistance in voting your GOLD proxy card or need additional copies of the Participants’ proxy materials, please contact Okapi Partners LLC at the phone numbers listed below.

Okapi Partners LLC

1212 Avenue of the Americas

New York, New York 10036

Banks and Brokerage Firms Please Call: 212-297-0720

All Others Call Toll Free: 844-201-1170

REASONS FOR OUR SOLICITATION

On March 22, 2021, the Board announced that it was terminating the sub-advisory agreement with Friess Associates and the sub-subadvisory agreements with Friess Associates of Delaware, LLC (“Friess Delaware”), the then-current subadviser and sub-subadviser, respectively, of each Fund. Friess Associates and Friess Delaware are each an affiliate of the Friess Plan. In connection with the termination of these agreements, AMG Funds LLC, in its capacity as investment advisor (the “Investment Manager”), entered into new subadvisory agreements effective as of March 19, 2021, with its own affiliates, Boston Common Asset Management, LLC and Veritas Asset Management LLP, for those affiliates to act as subadvisers to the Funds on an interim basis. On April 9, 2021, the Funds filed their joint definitive proxy statement with the SEC relating to the Meeting.

In its proxy statement, the Board announced that the termination of the sub-subadvisory agreements was “part of a strategic repositioning” in which the Funds were renamed and their investment objectives and strategies were drastically altered – AMG Boston Common Global Impact Fund (formerly AMG Managers Brandywine Fund) would implement a “global impact strategy” and AMG Veritas Global Real Return Fund (formerly AMG Managers Brandywine Blue Fund) would implement a “global real return strategy.”

As a result of the unilateral actions taken by the Board in its “strategic repositioning,” shareholders of the Funds, including the Friess Plan, ended up with essentially different mutual funds. As modified without notice to the Funds’ shareholders, the Funds now primarily invest in global (instead of domestic) stock and seek to achieve their investment goals over longer time horizons, with the former Brandywine Fund (now the Global Impact Fund) pursuing an environmental, social and governance, known as “ESG,” mandate and the former Brandywine Blue Fund (now the Global Real Return Fund) pursuing an objective of delivering “real returns” by incorporating short positions in index futures. With these material changes in the Funds’ investment objectives, the Funds may no longer fit within shareholders’ financial portfolios. In addition, each Fund’s repositioning resulted in shareholders with taxable accounts likely experiencing a large taxable distribution, which likely will result in greater-than-expected taxable gains for many shareholders, and which may result in increased marginal tax rates and the frustration of investors’ tax planning. The Board’s action, which resulted in the abrupt selling of the Funds’ portfolios, appears to have resulted in most of the gains being treated as short-term capital gains, rather than long-term capital gains, for federal income tax purposes, likely causing U.S. shareholders of the Funds to experience significant adverse impacts due to the disparate applicable tax rates.

The Friess Plan does not believe that the Board acted in the best interests of the shareholders of the Funds in connection with its so-called “strategic repositioning.” The Friess Plan is concerned with the scope and effect of the Board’s decisions, which have altered the underlying investment strategies of the Funds, without advance notice to the Funds’ shareholders.

As a result of its concerns, on April 13, 2021, the Friess Plan requested access to the books and records of the Trust relating to the matters undertaken in connection with the “strategic repositioning,” including the termination of the sub-advisory and sub-subadvisory agreements and the significant change in the investment strategies of the Funds. As of the date hereof, the Trust has refused to provide the Friess Plan with any such information.

Moreover, the Board is now asking the Funds’ shareholders to expressly give it permission to take additional actions that will further alter the Funds, including (i) changing the sub-classification of Global Real Return Fund from “diversified” to “non-diversified,” (ii) permitting the Investment Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval, and (iii) permitting each Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

The Friess Plan is concerned as it believes that the Board has already demonstrated that it is willing to take actions that are not in the best interests of the Funds’ shareholders. We believe that the shareholders should not give the Board further leeway to make decisions that could materially adversely impact the Funds’ shareholders.

If each Fund’s shareholders do not approve the Proposals, it will send an important message to the Board that the Investment Manager cannot arbitrarily replace its long-standing subadvisers with affiliates of the Investment Manager, significantly altering the investment objectives of the Funds, without first consulting the Funds’ shareholders prior to taking those actions. We do not believe that the Board acted with the shareholders’ best interests in mind when it took these actions to benefit the affiliates of the Investment Manager and AMG. We want to hold the Board accountable for its actions by voting “AGAINST” the Proposals.

As a result of its concerns, on April 22, 2021, the Friess Plan filed this preliminary proxy statement with the SEC soliciting your proxy to vote “AGAINST” the Proposals.

WE ARE SOLICITING YOUR PROXY TO VOTE “AGAINST” THE PROPOSALS. WE STRONGLY URGE THAT YOU VOTE “AGAINST” THE PROPOSALS TO SEND AN IMPORTANT MESSAGE TO THE BOARD THAT IT IS ACCOUNTABLE TO THE SHAREHOLDERS AND MUST ACT IN THEIR BEST INTERESTS.

VOTING PROCEDURES

Voting Procedures – General

Shareholders of the Funds who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. According to the Funds’ joint proxy statement, shareholders are entitled to one vote, or fraction thereof, for each share of a Fund, or fraction thereof, that such shareholders owns on each matter as to which such shares are to be voted at the Meeting. Shares may be voted in person or by proxy. Where shareholders may pursuant to the terms of a notice of a meeting of shareholders (which may be amended from time to time) participate in and vote at such meeting by means of remote communication, shares voted by means of such remote communication shall constitute shares voted in person.

A quorum must be present at the Meeting for the transaction of business. According to the Funds’ joint proxy statement, for each of the Funds, the holders of 10% of the shares of the Fund entitled to vote present in person or by proxy constitute a quorum for the transaction of business with respect to that Fund. Abstentions and broker non-votes do not represent votes cast for a proposal but will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power but for which a broker or nominee returns the proxy card or otherwise votes without actually voting on a proposal. Because the affirmative “vote of a majority of the outstanding voting securities,” as defined below, of the respective Fund is required to approve each proposal, abstentions and broker non-votes will have the effect of a vote against a proposal.

Whether or not a quorum is present at the Meeting, the Meeting may, by action of the chair of the Meeting, be adjourned from time to time with respect to one or more proposals to permit further solicitation of proxies. Any adjourned session or sessions may be held, any time after the date set for the Meeting, without the necessity of further notice. Upon motion of the chair of the Meeting, the question of adjournment may be (but is not required to be) submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of a majority of the votes cast in person or by proxy at the Meeting with respect to the matter or matters adjourned, whether or not a quorum is present with respect to such matter or matters, and, if approved, such adjournment shall take place without the necessity of further notice.

Vote Required

According to the Funds’ joint proxy statement, each proposal must be approved by a “vote of a majority of the outstanding voting securities” of the respective Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of: (i) 67% or more of the voting securities of the Fund entitled to vote on the proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal.

Revocation of Proxies

Proxies may be revoked prior to the Meeting (i) by timely executing and submitting a revised proxy, (ii) by giving written notice of revocation to the Fund(s) prior to the Meeting, or (iii) by voting at the Meeting.

Interests of the Participants

This proxy statement is being provided by Friess Associates, LLC 401(k) Retirement Plan, formerly known as the Friess Associates, LLC Money Purchase Pension Plan (the “Friess Plan”), Friess Associates, LLC, a Delaware limited liability company (“Friess Associates”), and the board of managers of the Friess Plan, which acts as the trustee for the Friess Plan and is comprised of Joseph Fields, Scott Gates and David Marky. The Friess Plan, Friess Associates and Messrs. Fields, Gates and Marky, in their capacity as members of the board of managers of Friess Associates, as trustee for the Friess Plan, are collectively referred to as the “Participants.”

The Participants are shareholders and beneficially own in the aggregate approximately 129,594 shares of the Global Impact Fund and approximately 46,283 shares of the Global Real Return Fund. Each of Messrs. Fields, Gates or Marky is a participant in the Friess Plan and is employed by, and a member of the board of managers of, Friess Associates. In addition, Mr. Fields beneficially owns shares of the Global Impact Fund in his individual capacity (in addition to his indirect interest in shares as a participant in the Friess Plan) and each of Messrs. Gates and Marky beneficially own shares of the Global Real Return Fund in their respective individual capacities (in addition to their respective indirect interests in shares as participants in the Friess Plan). Friess Delaware does not beneficially own shares of either Fund and is not a participant in this proxy solicitation.

Friess Associates was a party to subadvisory agreements with each of the Funds and had acted as a subadvisor to the Funds since 2013. Friess Delaware, which is an affiliate of Friess Associates, was a party to sub-subadvisory agreements with each of the Funds and had acted as a sub-subadvisor to each of the Funds since 2013. These subadvisory agreements were terminated by the Board in March 2021. In connection with the termination of these agreements, the Board approved new subadvisory agreements, effective as of March 19, 2021, to be entered into between the Investment Manager with its own affiliates, Boston Common Asset Management, LLC and Veritas Asset Management LLP, for those affiliates to act as subadvisers to the Funds on an interim basis.

SOLICITATION OF PROXIES; EXPENSES

The solicitation of proxies pursuant to this proxy statement is being made by the Participants. Proxies may be solicited through the mail, press releases and other public statements, electronic communications, telephone, fax and in-person meetings. The board of managers of Friess Associates, which acts as the trustee of the Friess Plan, may assist in the solicitation of proxies without any additional remuneration.

The Participants have retained Okapi Partners LLC to provide solicitation and advisory services in connection with this solicitation. Okapi Partners LLC will be paid a fee not to exceed $[•] based upon the campaign services provided. The Participants will also reimburse Okapi Partners LLC for its reasonable out-of-pocket expenses and will indemnify Okapi Partners LLC against certain liabilities and expenses, including certain liabilities under the federal securities laws. Okapi Partners LLC will solicit proxies from individuals, banks, brokerage firms, dealers, trust companies, other custodians and other institutional holders. Okapi Partners LLC does not believe that any of its directors, officers, employees, affiliates or controlling persons, if any, is a “participant” in this proxy solicitation. The costs related to this proxy solicitation will be borne by the Participants. Costs of this proxy solicitation are currently estimated to be approximately $[•]. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with the solicitation. We estimate that through the date hereof, the Participants’ expenses in connection with this proxy solicitation are approximately $[•]. If successful, the Participants may seek reimbursement of these costs from the Trust.

If you have any questions or require any assistance with voting your Shares, please contact our proxy solicitor, Okapi Partners LLC: Banks and Brokerage Firms Please Call: 212-297-0720; All Others Call Toll Free: 844-201-1170.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

Q: What are you asking the Funds’ shareholders to do?

A: We are asking for your proxy to vote “AGAINST” the Proposals. We strongly urge that you vote “AGAINST” the Proposals and send a message to the Board that it must act in the best interests of the shareholders. In connection with the termination of the sub-advisory and sub-subadvisory agreements, the Investment Manager entered into subadvisory agreements with its own affiliates, Boston Common Asset Management, LLC and Veritas Asset Management LLP, for those affiliates to act as subadvisers to the Funds on an interim basis. We do not believe that the Board acted in the best interests of the Funds’ shareholders when it decided to undertake what it refers to as a “strategic repositioning” of the Funds, which benefitted affiliates of the Investment Manager and AMG.

Q: Who are the Participants?

A: This proxy solicitation is being made by (i) the Friess Associates, LLC 401(k) Retirement Plan (formerly known as the Friess Associates, LLC Money Purchase Pension Plan), which we refer to as the “Friess Plan,” (ii) Friess Associates, LLC, a Delaware limited liability company, which we refer to as “Friess Associates,” and (iii) the board of managers of the Friess Plan, which acts as the trustee for the Friess Plan and is comprised of Joseph Fields, Scott Gates and David Marky. The Friess Plan is a retirement plan maintained for the benefit of the employees of Friess Associates. The trustee for the Friess Plan is the board of managers of Friess Associates. The trustee for the Friess Plan manages the plan and its assets for and on behalf of the underlying participants (i.e., the employees of Friess Associates) in the Friess Plan. Under the Employee Retirement Income Security Act (known as “ERISA”), the trustee for the Friess Plan is considered a fiduciary as the trustee is a decision-maker with respect to the Friess Plan and has discretionary authority and control of the management of the Friess Plan and its assets. As a fiduciary, the trustee is required to act in the best interests of the participants in the plan. Accordingly, the Friess Plan is undertaking this proxy solicitation as it believes that it is in the best interests of the participants in the Friess Plan to vote “AGAINST” the Proposals.

Q: Who is entitled to vote?

A: Only holders of voting stock at the close of business on the Record Date, March 29, 2021, are entitled to notice of and to vote at the Meeting. Shareholders who sold Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Meeting even if they sell such Shares after the Record Date (unless they also transfer their voting rights).

Q: How important is my vote?

A: Your vote is important, no matter how few Shares you own. The Participants urge you to sign, date and return the enclosed GOLD proxy card today. We strongly recommend that you vote “AGAINST” the Proposals on the GOLD proxy card.

Q: How do I vote my Shares?

A: Shares held in record name. If your Shares are registered in your own name, please vote today by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of Shares will be presumed to be a proxy with respect to all Shares held by such record holder unless the proxy specifies otherwise.

Shares beneficially owned or held in “street” name. If you hold your Shares in “street” name with a bank, brokerage firm, dealer, trust company or other custodian, only that party can exercise the right to vote with respect to the Shares that you beneficially own through such party and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other custodian. If your broker, bank, dealer, trust company or other custodian provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed voting instruction form. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by mailing them to the Friess Associates, LLC 401(k) Retirement Plan, c/o Okapi Partners LLC, 1212 Avenue of the Americas, New York, New York 10036, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Q: What should I do if I receive a proxy card from the Funds?

A: If you submit a proxy to us by signing and returning the enclosed GOLD proxy card, do not sign or return the proxy card solicited by the Funds or follow any voting instructions provided by the Funds or the Trust unless you intend to change your vote, because only your latest dated proxy will be counted.

We recommend that you disregard any proxy card or solicitation materials that may be sent to you by the Trust. If you have already voted using the Funds’ proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card. Only the latest validly executed proxy that you submit will be counted and any proxy may be revoked at any time prior to its exercise at the Meeting. If you have any questions or require any assistance with voting your Shares, please contact our proxy solicitor, c/o Okapi Partners LLC, 1212 Avenue of the Americas, New York, New York 10036; Banks and Brokerage Firms Please Call: 212-297-0720; All Others Call Toll Free: 844-201-1170.

Q: Can I change my vote or revoke my proxy?

A: If you are the shareholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Meeting. Proxies may be revoked by any of the following actions:

•	signing, dating and returning the enclosed GOLD proxy card (the latest dated proxy is the only one that counts);

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delivering a written revocation or a later dated proxy for the Meeting to the Friess Associates, LLC 401(k) Retirement Plan, c/o Okapi Partners LLC, 1212 Avenue of the Americas, New York, New York 10036, or to the Funds; or

•	attending the Meeting and voting virtually (although virtual attendance at the Meeting will not, by itself, revoke a proxy).

If your Shares are held by a bank, brokerage firm, dealer, trust company or other custodian, you should follow the instructions provided by your bank, brokerage firm, dealer, trust company or other custodian to have your Shares voted. If you virtually attend the Meeting and you beneficially own Shares but are not the record owner, your mere attendance at the Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority from the record owner to vote your Shares held in its name at the meeting. If you have any questions or require any assistance, contact our proxy solicitor, Okapi Partners LLC, Banks and Brokerage Firms Please Call: 212-297-0720; All Others Call Toll Free: 844-201-1170.

IF YOU HAVE ALREADY VOTED USING THE FUNDS’ PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Trust, we request that either the original or a copy of any revocation be mailed to the Friess Associates, LLC 401(k) Retirement Plan, c/o Okapi Partners LLC, 1212 Avenue of the Americas, New York, New York 10036.

Q: What is the deadline for providing a proxy?

A: We urge you to submit your proxy to us as soon as possible. For your proxy to be voted at the Meeting, we must receive it prior to the date of the Meeting. The Meeting is on May 18, 2021 at 3:00 p.m. Eastern Time.

Q: Who is making this proxy solicitation?

A: The solicitation of proxies pursuant to this proxy solicitation is being made by the Participants. The Participants will solicit proxies from individuals, banks, brokerage firms, dealers, trust companies, other custodians and other institutional holders. The Participants have requested banks, brokerage firms, dealers, trust companies or other custodians to forward all solicitation materials to the beneficial owners of the Shares they hold of record. The Participant will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that the board of managers of Friess Associates, which acts as the trustee of the Friess Plan, may assist in the solicitation of proxies without any additional remuneration.

Q: Where can I find additional information concerning the Meeting?

A: Please refer to the Funds’ joint proxy statement for such information. Except as otherwise noted herein, the information in this proxy statement concerning the Funds has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

We take no responsibility for the accuracy or completeness of information contained in Funds’ joint proxy statement. Except as otherwise noted herein, the information in this proxy statement concerning the Trust has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

This proxy statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, on the SEC’s website at https://www.sec.gov.

Q: Who should I call if I have any questions?

A: If you have any questions, require any assistance in voting your Shares, need additional copies of our proxy materials, or have any other questions, please contact our proxy solicitor, c/o Okapi Partners LLC, 1212 Avenue of the Americas, New York, New York 10036; Banks and Brokerage Firms Please Call: 212-297-0720; All Others Call Toll Free: 844-201-1170.

Conclusion

We urge you to carefully consider the information contained in this proxy statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today.

Thank you for your support,

FRIESS ASSOCIATES, LLC 401(k) RETIREMENT PLAN

[•], 2021

ANNEX A: INFORMATION REGARDING THE PARTICIPANTS

This proxy statement is being provided by Friess Associates, LLC 401(k) Retirement Plan, formerly known as the Friess Associates, LLC Money Purchase Pension Plan (the “Friess Plan”), Friess Associates, LLC, a Delaware limited liability company (“Friess Associates”), and the board of managers of the Friess Plan, which acts as the trustee for the Friess Plan and is comprised of Joseph Fields, Scott Gates and David Marky. The Friess Plan, Friess Associates and Messrs. Fields, Gates and Marky, in their capacity as members of the board of managers of Friess Associates, as trustee for the Friess Plan, are collectively referred to as the “Participants.” The principal business address each of the Participants is 115 E. Snow King Avenue, Jackson, Wyoming 83001.

The Friess Plan is a shareholder and beneficially owns approximately 119,977 shares of the Global Impact Fund and approximately 43,461 shares of the Global Real Return Fund. The Friess Associates, LLC 401(k) Retirement Plan was established as of January 1, 2003, and has continuously held shares in the Funds, in varying amounts, since 2003.

Each of Messrs. Fields, Gates or Marky is a participant in the Friess Plan and is employed by, and a member of the board of managers of, Friess Associates. Mr. Fields beneficially owns approximately 9,617 shares of Global Impact Fund in his individual capacity (in addition to his indirect interest in shares as a participant in the Friess Plan). Mr. Gates beneficially owns approximately 2,440 shares of Global Real Return Fund in his individual capacity (in addition to his indirect interest in shares as a participant in the Friess Plan). Mr. Marky beneficially owns approximately 382 shares of Global Real Return Fund in his individual capacity (in addition to his indirect interest in shares as a participant in the Friess Plan).

IMPORTANT

Your vote is important, no matter how few Shares you own. The Participants urge you to sign, date and return the enclosed GOLD proxy card today.

•

If your Shares are registered in your own name, please sign and date the enclosed GOLD proxy card and return it to Friess Associates, LLC 401(k) Retirement Plan, c/o Okapi Partners LLC, 1212 Avenue of the Americas, New York, New York 10036, in the enclosed postage-paid envelope today.

•

If your Shares are held by a bank, brokerage firm, dealer, trust company or other custodian, you are considered the beneficial owner of the Shares, and these proxy materials, together with a voting instruction form, are being forwarded to you by your broker, bank or other custodian. As a beneficial owner, you must instruct your broker, trustee or other custodian how to vote on the enclosed voting instruction form. Your bank, broker, trustee or other custodian cannot vote your Shares on your behalf without your instructions.

•

Depending upon your bank, broker, trustee or other custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting instruction form for instructions on how to vote electronically.

IF YOU VOTE AND RETURN BOTH OUR GOLD PROXY CARD AND THE FUNDS’ PROXY CARD, ONLY THE LATEST DATED PROXY CARD WILL BE COUNTED.

If you have any questions, require assistance in voting your GOLD proxy card or need additional copies of the Participants’ proxy materials, please contact Okapi Partners LLC at the phone numbers listed below.

Okapi Partners LLC

1212 Avenue of the Americas

New York, New York 10036

Banks and Brokerage Firms Please Call: 212-297-0720

All Others Call Toll Free: 844-201-1170

PRELIMINARY COPY – SUBJECT TO COMPLETION

[FORM OF GOLD PROXY CARD]

AMG FUNDS I

AMG BOSTON COMMON GLOBAL IMPACT FUND

(FORMERLY AMG MANAGERS BRANDWINE FUND)

PROXY FOR A COMBINED SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 18, 2021

THIS PROXY (THIS “PROXY”) IS SOLICITED ON BEHALF OF FRIESS ASSOCIATES, LLC 401(K) RETIREMENT PLAN, FRIESS ASSOCIATES, LLC, JOSEPH FIELDS, SCOTT GATES AND DAVID MARKY (EACH, A “PARTICIPANT” AND, COLLECTIVELY, THE “PARTICIPANTS”)

THIS PROXY SOLICITATION IS NOT BEING MADE BY OR ON BEHALF OF AMG FUNDS I.

The undersigned appoint(s) [•] and [•] and each of them, as proxies (each and any substitute, a “Proxyholder”) with full power of substitution and with discretionary authority to vote at the Combined Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”) of AMG Boston Common Global Impact Fund (the “Global Impact Fund” or the “Fund”) (the shares of beneficial interest of the Fund, the “Shares”) to be held on May 18, 2021 at 3:00 p.m. Eastern Time, or at any adjournments or postponements thereof, upon the Proposals described in the Notice of Combined Special Meeting and the accompanying proxy statement. The Meeting will be a virtual meeting held via telephone only.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the Shares held by the undersigned, and hereby ratifies and confirms all actions the herein named Proxyholders, their substitutes, or any of them may lawfully take by virtue hereof. Other than the proposals set forth on the reverse side of this card, the Participants are not aware of any other matters to be considered at the Meeting. However, should other matters, unknown a reasonable time before the Meeting, be brought before the Meeting, each Proxyholder will vote on such matters in their discretion. If properly executed, this Proxy will be voted as directed on the reverse side and each Proxyholder will vote in his or her discretion with respect to any other matters, unknown a reasonable time before the Meeting, as may properly come before the Meeting.

IF THIS PROXY IS SIGNED AND RETURNED, IT WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “AGAINST” THE PROPOSALS AND WILL BE VOTED IN THE PROXY HOLDERS’ DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

According to the Fund’s proxy statement, if you wish to attend the Meeting, you must register by sending an email to attendameeting@astfinancial.com and provide your full name and address in order to receive the conference call dial-in information. Please use the email subject line “AMG BOSTON COMMON GLOBAL IMPACT FUND” and include in your email address, your full name and your request for the conference line number.

IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD TODAY!

1

INSTRUCTIONS: FILL IN VOTING BOXES IN BLACK OR BLUE INK)

PROPOSAL 1: To approve a new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and Boston Common Asset Management, LLC, with respect to the Global Impact Fund.

WE RECOMMEND A VOTE “AGAINST” THE APPROVAL OF THE NEW SUBADVISORY AGREEMENT.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 2: To approve a modified manager-of-managers structure for the Fund that would permit the Investment Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

WE RECOMMEND A VOTE “AGAINST” THE APPROVAL OF THE MODIFIED MANAGER-OF-MANAGERS STRUCTURE FOR THE FUND.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 3: To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

IN ORDER FOR YOUR PROXY TO BE VALID, IT MUST BE SIGNED. PLEASE ALSO DATE THE PROXY WHERE INDICATED BELOW.

Signature (Capacity/Title)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.

2

PRELIMINARY COPY – SUBJECT TO COMPLETION

[FORM OF GOLD PROXY CARD]

AMG FUNDS I

AMG VERITAS GLOBAL REAL RETURN FUND (FORMERLY AMG MANAGERS BRANDYWINE BLUE FUND)

PROXY FOR A COMBINED SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 18, 2021

THIS PROXY (THIS “PROXY”) IS SOLICITED ON BEHALF OF FRIESS ASSOCIATES, LLC 401(K) RETIREMENT PLAN, FRIESS ASSOCIATES, LLC, JOSEPH FIELDS, SCOTT GATES AND DAVID MARKY (EACH, A “PARTICIPANT” AND, COLLECTIVELY, THE “PARTICIPANTS”)

THIS PROXY SOLICITATION IS NOT BEING MADE BY OR ON BEHALF OF AMG FUNDS I.

The undersigned appoint(s) [•] and [•] and each of them, as proxies (each and any substitute, a “Proxyholder”) with full power of substitution and with discretionary authority to vote at the Combined Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”) of AMG Veritas Global Real Return Fund (the “Global Real Return Fund” or the “Fund”) (the shares of beneficial interest of the Fund, the “Shares”) to be held on May 18, 2021 at 3:00 p.m. Eastern Time, or at any adjournments or postponements thereof, upon the Proposals described in the Notice of Combined Special Meeting and the accompanying proxy statement. The Meeting will be a virtual meeting held via telephone only.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the Shares held by the undersigned, and hereby ratifies and confirms all actions the herein named Proxyholders, their substitutes, or any of them may lawfully take by virtue hereof. Other than the proposals set forth on the reverse side of this card, the Participants are not aware of any other matters to be considered at the Meeting. However, should other matters, unknown a reasonable time before the Meeting, be brought before the Meeting, each Proxyholder will vote on such matters in their discretion. If properly executed, this Proxy will be voted as directed on the reverse side and each Proxyholder will vote in his or her discretion with respect to any other matters, unknown a reasonable time before the Meeting, as may properly come before the Meeting.

IF THIS PROXY IS SIGNED AND RETURNED, IT WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “AGAINST” THE PROPOSALS AND WILL BE VOTED IN THE PROXY HOLDERS’ DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

According to the Fund’s proxy statement, if you wish to attend the Meeting, you must register by sending an email to attendameeting@astfinancial.com and provide your full name and address in order to receive the conference call dial-in information. Please use the email subject line “AMG VERITAS GLOBAL REAL RETURN FUND” and include in your email address, your full name and your request for the conference line number.

IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD TODAY!

3

INSTRUCTIONS: FILL IN VOTING BOXES IN BLACK OR BLUE INK)

PROPOSAL 1: To approve a new subadvisory agreement between the Investment Manager and Veritas Asset Management LLP with respect to the Global Real Return Fund.

WE RECOMMEND A VOTE “AGAINST” THE APPROVAL OF THE NEW SUBADVISORY AGREEMENT.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 2: To approve a change in the Global Real Return Fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified.”

WE RECOMMEND A VOTE “AGAINST” THE APPROVAL OF CHANGE IN SUB-CLASSIFICATION FROM “DIVERSIFIED” TO “NON-DIVERSIFIED.”

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 3: To approve a modified manager-of-managers structure for the Fund that would permit the Investment Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

WE RECOMMEND A VOTE “AGAINST” THE APPROVAL OF THE MODIFIED MANAGER-OF-MANAGERS STRUCTURE FOR THE FUND.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 4: To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

IN ORDER FOR YOUR PROXY TO BE VALID, IT MUST BE SIGNED. PLEASE ALSO DATE THE PROXY WHERE INDICATED BELOW.

Signature (Capacity/Title)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.

4